Neuberger Berman Equity Funds®
Neuberger Berman Equity Income Fund
Class A and Class C
Supplement to the Prospectus dated December 14, 2009

The following replaces the first paragraph of the “Distributions and Taxes” section on page 108 of the Class A and Class C Prospectus:

Distributions. Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (in December), except that Equity Income Fund typically distributes any net investment income quarterly.

The date of this supplement is April 20, 2010.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877-628-2583
Web site: www.nb.com

Neuberger Berman Equity Funds®
Neuberger Berman Equity Income Fund
Institutional Class
Supplement to the Prospectus dated December 14, 2009

The following replaces the first paragraph of the “Distributions and Taxes” section on page 128 of the Institutional Class Prospectus:

Distributions. Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (in December), except that Equity Income Fund and Real Estate Fund typically distribute any net investment income quarterly.

The date of this supplement is April 20, 2010.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and
Institutional Services: 800-366-6264
Web site: www.nb.com